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                      SMITH BARNEY INVESTMENT FUNDS INC.

              SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND

              SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND

                SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

                     Supplement Dated November 17, 2003 to

                       Prospectus Dated August 28, 2003

The following information supersedes certain information in the funds'
Prospectus.

With respect to Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Premier Selections Large Cap Fund, the Board of Directors of Smith Barney Investment Funds Inc. has approved changes to the funds' investment strategies, as discussed below. In connection with the new investment strategies, some of the funds' portfolio managers will change and two of the funds will use new benchmarks for their performance comparisons. The names of the funds will also change. The new names, investment strategies, portfolio managers and benchmarks will become effective January 21, 2004.

Each fund's investment objective of long-term capital growth will not change. The funds' other investment policies and strategies will remain the same, except as noted below. The investment advisory fee payable by Smith Barney Premier Selections Global Growth Fund will be reduced, effective January 21, 2004. Otherwise, the funds' fees and expenses will not change as a result of the changes described in this Supplement.

Smith Barney Premier Selections All Cap Growth Fund
This fund's name will change to "Smith Barney Multiple Discipline Funds--All Cap Growth and Value Fund." The fund will be made up of an All Cap Growth segment and an All Cap Value segment.

New investment strategies
The fund will invest primarily in equity securities of companies of any size. The All Cap Growth segment will seek to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment's managers to be of high quality. The All Cap Value segment will seek to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment's managers are attractive in relation to their business fundamentals. The fund may invest to a limited extent in American Depositary Receipts (ADRs) and ordinary shares of non-U.S. companies that trade in the U.S. markets.

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The fund will not invest in foreign securities traded only in non-U.S. markets.

Selection process The fund's strategy will be to combine the efforts of the managers of the two segments and to invest in the stock selections considered most attractive in the opinion of each segment's managers. Each segment's managers will build a portfolio of stocks that they believe will offer superior long-term capital growth potential. The fund will be coordinated by portfolio managers who will purchase and sell securities for the fund on the basis of recommendations received from each segment's portfolio managers. The target allocations will be 50% to the All Cap Growth segment and 50% to the All Cap Value segment.

The coordinating portfolio managers will identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and will determine whether the size of each position is appropriate for the fund. In order to maintain the fund's target allocations between the two segment managers, the coordinating portfolio managers will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the managers of the two segments, as appropriate
.. Rebalance the allocation of the segments in the fund's portfolio promptly to the extent that the percentage of the fund's portfolio invested in either the All Cap Growth or All Cap Value segment's securities equals or exceeds 60% of the fund's total assets

All Cap Growth segment The All Cap Growth segment managers will seek to identify the stocks of companies of any size that, in the managers' opinion, exhibit superior balance sheets, exceptional managements, and long-term consistent operating histories. The managers will also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and will favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers will apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The managers will seek to invest in companies whose stock prices, in the opinion of the managers, are undervalued relative to their long-term business fundamentals. The managers will favor companies that have strong balance sheets but that, in the managers' opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of

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favor with analysts and investors will also be emphasized. The segment managers will also emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers will monitor portfolio holdings on both a technical and fundamental basis. The managers will also track the buying and selling patterns of a company's insiders.

Principal risks of investing in the fund
Since the fund will invest in both growth and value stocks of companies of any size, investors could lose money on their investments in the fund, or the fund might not perform as well as other investments, if:

..  U.S. stock markets decline or perform poorly relative to other types of investments
..  An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
..  A segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
..  Value and/or growth stocks fall out of favor with investors
..  Large-cap stocks fall out of favor with investors
.. Medium- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Medium and small capitalization companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large capitalization companies. The prices of medium-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
.. Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

                                      3

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New performance benchmark
The fund will compare its performance to the Russell 3000 Index. This benchmark more accurately reflects the universe of stocks available to the fund than the fund's current benchmarks, the Russell 1000 Growth Index, the Russell 2000 Growth Index and the S&P MidCap 400 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund's average annual total returns for the periods since inception through December 31, 2002 are set forth below:

                                                         Since   Inception
                                               1 year  Inception   Date
     Class A                                                     06/30/00
     Return before taxes                      (32.17)%  (24.03)%
     Return after taxes on distributions/(1)/ (32.17)%  (24.03)%
     Return after taxes on distributions and
     sale of fund shares/(1)/                 (19.75)%  (18.34)%
     Other Classes
     (Return before taxes only)
     Class B                                  (32.65)%  (23.95)% 06/30/00
     Class L                                  (30.48)%  (23.35)% 06/30/00
     Class Y                                    n/a       n/a       (2)
     Russell 1000 Growth Index                (27.88)%  (28.84)%    (3)
     Russell 2000 Growth Index                (30.26)%  (25.13)%    (4)
     S&P MidCap 400 Index                     (14.51)%   (3.44)%    (5)
     Russell 3000 Index                       (21.54)%  (16.52)%    (6)

/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
/(2)/No Class Y shares were outstanding on December 31, 2002.
/(3)/The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.

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/(4)/The Russell 2000 Growth Index measures the performance of those Russell
     2000 companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.
/(5)/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Index comparison begins on 06/30/00.
/(6)/The Russell 3000 Index measures the performance of the 3,000 largest U.S.
     companies based on total market capitalization. Index comparison begins on 6/30/00.

Smith Barney Premier Selections Global Growth Fund
The fund's name will change to "Smith Barney Multiple Discipline Funds--Global All Cap Growth and Value Fund." The fund will be made up of four segments:
Large Cap Growth, Large Cap Value, Multi-Cap Growth and International-American Depositary Receipts (ADR).

New investment strategies
The fund will invest primarily in equity securities across a broad range of management disciplines seeking to optimize results and reduce volatility. The fund will seek to reduce company-specific risk by minimizing overlap of securities across equity styles and reduce industry-specific risk by minimizing concentration in particular industry groups across equity styles.

The Large Cap Growth segment will seek to invest in large capitalization growth stocks that in the manager's opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style will focus on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment will seek to invest in established, undervalued companies that the manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price. The Multi-Cap Growth segment will seek to invest in companies that the managers believe have strong fundamentals and the potential for rapid earnings growth. The International-ADR segment will seek to build a long-term, diversified portfolio with exceptional risk/reward characteristics.

The fund will invest in foreign securities only through ADRs and ordinary shares of U.S. companies that trade in the U.S. markets. The fund will not invest in foreign securities that are not traded in U.S. markets, engage in foreign currency transactions, or invest in debt securities.

Selection process The fund's strategy will be to combine the efforts of the four segment managers and to invest in the stock selections considered

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most attractive in the opinion of each segment manager. Each segment manager will build a portfolio of stocks that he believes will offer superior long-term capital growth potential. The target allocations will be 30% to the Large Cap Growth segment, 30% to the Large Cap Value segment, 20% to the Multi-Cap Growth segment and 20% to the International-ADR segment. The fund will be coordinated by portfolio managers who will purchase and sell securities for the fund on the basis of recommendations received from each segment's portfolio manager.

The coordinating portfolio managers will identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and will determine whether the size of each position is appropriate for the fund. In order to maintain the fund's target allocations among the four segment managers, the coordinating portfolio managers will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the four segment managers, as appropriate
.. Rebalance the allocation of the segments in the fund's portfolio promptly to the extent that the percentage of the fund's portfolio invested in any of the Large Cap Growth, Large Cap Value, Multi-Cap Growth or International-ADR segment's securities diverges by at least 20% from the target allocation for that segment

Large Cap Growth segment The segment manager will seek to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager will seek consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund will strive to outperform the broad stock market over a full market cycle with less volatility.

In selecting individual companies for investment, the segment manager will consider:

..  Above-average growth prospects
..  Technological innovation
..  Industry dominance
..  Competitive products and services
..  Global scope
..  Long-term operating history
..  Strong cash flow
..  High return on equity
..  Strong financial condition
..  Experienced and effective management

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Large Cap Value segment The segment manager will seek to invest in the stocks of established companies believed to be available at attractive prices. The segment manager will seek stocks of companies that are experiencing positive fundamental changes that he believes are not yet reflected in their price. With respect to this segment, the fund will seek reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager will consider:

..  Demonstrated financial strength
..  Improving returns on invested capital and cash flow
..  New management
..  New product development or change in competitive position
..  Regulatory changes favoring the company
..  Restructuring
..  New business strategy not yet recognized by the marketplace

Multi-Cap Growth segment The segment manager will seek to invest in those growth company stocks that the manager believes have the potential for above-average, long-term earnings and/or cash flow in excess of that expected for the market as a whole. In selecting individual companies for investment, the segment manager will utilize a bottom-up discipline that:

..  Emphasizes fundamental analysis that includes earnings and/or cash flow growth, franchise values, returns on equity and breadth of management
..  Focuses on leaders within their industries and sizes with potential for strong earnings and/or cash flow growth
..  Seeks companies where managements have significant ownership stakes

Investments may be made in stocks of companies of any size. Small-cap and mid-cap investments will tend to be in companies believed to be overlooked by analysts and investors. The segment manager will stress a long-term investment horizon. Circumstances in which the segment manager will re-examine whether a portfolio holding should continue to be held include:

..  A belief by the segment manager that long-term deterioration in the fundamentals of the company and/or its industry is likely to occur
.. The occurrence of a management change that the segment manager believes will have a significant negative effect on the company's long-term prospects

International-ADR segment The segment manager will seek to invest in international stocks via ADRs of global companies considered by the manager to be of high quality and whose intrinsic values do not appear to be recog-

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nized by the markets. The International-ADR segment will seek to build a long-term, well-diversified portfolio with favorable risk/reward characteristics. With respect to this segment, the fund will strive to outperform the international benchmarks over a full market cycle while seeking to maintain positive returns.

In selecting individual companies for investment, the International-ADR segment manager will look for the following:

..  Above-average earnings growth
..  High relative return on invested capital
..  Experienced and effective management
..  Effective research, product development and marketing
..  Competitive advantages
..  Strong financial condition or stable or improving credit quality

In allocating assets among countries and regions, the segment manager will evaluate economic and political factors, including the following:

..  Low or decelerating inflation which creates a favorable environment for securities markets
..  Stable governments with policies that encourage economic growth, equity investment and development of securities markets
..  Currency stability
..  Range of individual investment opportunities

Principal risks of investing in the fund
Since the fund will invest in both growth and value stocks of U.S. and foreign issuers, investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..  U.S. or foreign stock markets decline, or perform poorly relative to other types of investments
..  An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
..  A segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
..  Value and/or growth stocks fall out of favor with investors
..  Large-cap stocks fall out of favor with investors
.. Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies.

 Medium and small capitalization companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large capitalization companies. The prices of medium-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
..  Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth
..  Adverse governmental action or political, economic or market instability affects a foreign country or region
.. The currency in which a security underlying an ADR is priced declines in value relative to the U.S. dollar

Change in management fee
The investment advisory fee payable by the fund to Smith Barney Fund Management LLC (the "Manager") will be reduced to the rate of 0.75% of the fund's average daily net assets, computed daily and payable monthly. The fee table and expense example on page 18 of the fund's Prospectus are amended as follows:

                        Annual fund operating expenses

         (expenses deducted from fund
         assets)                      Class A Class B Class L Class Y**
         Management fee                0.75%   0.75%   0.75%    0.75%
         Distribution and service
         (12b-1) fees                  0.25%   1.00%   1.00%    None
         Other expenses                0.58%   0.60%   0.47%    0.58%
                                       ----    ----    ----     ----
         Total annual Global All Cap
         Growth and Value Fund
         operating expenses            1.58%   2.35%   2.22%    1.33%

**For Class Y shares, "Other expenses" have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2003.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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                      Number of years you own your shares

                                           1 year 3 years 5 years 10 years
     Class A (with or without
     redemption)                            $653  $  974  $1,317   $2,284
     Class B (redemption at end of period)  $738  $1,033  $1,355   $2,494
     Class B (no redemption)                $238  $  733  $1,255   $2,494
     Class L (redemption at end of period)  $423  $  787  $1,278   $2,629
     Class L (no redemption)                $323  $  787  $1,278   $2,629
     Class Y (with or without redemption)   $135  $  421  $  729   $1,601

New performance benchmarks
The fund will continue to compare its performance to the MSCI World Growth Index and the MSCI EAFE Index and will add the Russell 3000 Index as a benchmark. These benchmarks more accurately reflect the universe of stocks available to the fund than the fund's other current benchmarks, the Russell 2500 Growth Index, the Russell 3000 Growth Index and the MSCI EAFE Growth Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund's average annual total returns for the periods since inception through December 31, 2002 are set forth below:

                                                         Since   Inception
                                               1 year  Inception   Date
     Class A                                                     06/30/00
     Return Before Taxes                      (37.70)%  (25.20)%
     Return After Taxes on Distributions/(1)/ (37.70)%  (25.20)%
     Return After Taxes on Distributions
     and Sale of Fund Shares/(1)/             (23.15)%  (19.18)%
     Other Classes
     (Return Before Taxes Only)
     Class B                                  (38.04)%  (25.10)% 06/30/00
     Class L                                  (36.09)%  (24.50)% 06/30/00
     Class Y                                     n/a       n/a         (2)
     MSCI World Growth Index                  (19.90)%  (24.10)%       (3)
     Russell 2500 Growth Index                (29.09)%  (24.52)%       (4)
     Russell 3000 Growth Index                (28.03)%  (28.56)%       (5)
     MSCI EAFE Index                          (15.94)%  (18.98)%       (6)
     MSCI EAFE Growth Index                   (16.02)%  (23.06)%       (7)
     Russell 3000 Index                       (21.54)%  (16.52)%       (8)

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/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
/(2)/No Class Y shares were outstanding on December 31, 2002.
/(3)/The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends, and Index comparison begins on 06/30/00.
/(4)/The Russell 2500 Growth Index measures the performance of those Russell
     2500 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.
/(5)/The Russell 3000 Growth Index measures the performance of those Russell
     3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.
/(6)/The MSCI EAFE (Europe, Australasia and Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. (The 22 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore). Index performance is calculated with net dividends, and Index comparison begins on 06/30/00.
/(7)/The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with higher price-to-book ratios and higher forecasted growth values, relative to each MSCI country. Index performance is calculated with net dividends, and Index comparison begins on 06/30/00.
/(8)/The Russell 3000 Index measures the performance of the 3,000 largest U.S.
     companies based on total market capitalization. Index comparison begins on 6/30/00.

More on the fund's investments
The fund will be permitted to use derivative contracts as a cash flow management technique in addition to the purposes disclosed on pages 19-20 of the fund's Prospectus.

Smith Barney Premier Selections Large Cap Fund
The fund's name will change to "Smith Barney Multiple Discipline Funds--

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Large Cap Growth and Value Fund." The fund will be made up of Large Cap Growth and Large Cap Value segments.

New investment strategies
The fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Growth segment will seek to invest in large capitalization growth stocks that in the manager's opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style will focus on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment will seek to invest in established, undervalued companies that the manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price.

The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders.

The fund may invest a portion of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests.

The fund may invest to a limited extent in ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund will not invest in foreign securities traded only in non-U.S. markets. The fund will be able to use derivatives for hedging and other purposes as described below in "More on the fund's investments."

The fund will be managed as a diversified fund.

Selection process The fund's strategy will be to combine the efforts of two segment managers with different styles (Value and Growth) and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager will build a portfolio of stocks that he believes will offer superior long-term capital growth potential. The fund will be coordinated by portfolio managers who will purchase and sell securities for the fund on the basis of recommendations received from each segment's portfolio managers.

The coordinating portfolio managers will identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and will determine whether the size of each position is appropriate for the fund. In order to maintain an approximately equal division of the fund's assets between the two segment managers, the coordinating portfolio managers will:

.. Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the two segment managers, as appropriate
.. Rebalance the allocation of the segments in the fund's portfolio promptly to the extent that the percentage of the fund's portfolio invested in either the Large Cap Growth or Large Cap Value segment's securities equals or exceeds 60% of the fund's total assets

Large Cap Growth segment The segment manager will seek to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager will seek more consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund will strive to outperform the broad stock market over a full market cycle with less volatility.

In selecting individual companies for investment, the segment manager will consider:

..  Above-average growth prospects
..  Technological innovation
..  Industry dominance
..  Competitive products and services
..  Global scope
..  Long-term operating history
..  Strong cash flow
..  High return on equity
..  Strong financial condition
..  Experienced and effective management

Large Cap Value segment The segment manager will seek to invest in the stocks of established companies believed to be available at attractive prices. The segment manager will seek stocks of companies that are experiencing positive fundamental changes that he believes are not yet reflected in their price. With respect to this segment, the fund will seek reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager will consider:

..  Demonstrated financial strength
..  Improving returns on invested capital and cash flow
..  New management
..  New product development or change in competitive position
..  Regulatory changes favoring the company
..  Restructuring
..  New business strategy not yet recognized by the marketplace

Principal risks of investing in the fund
Since the fund will invest in both growth and value stocks of large-cap companies, investors could lose money on their investments in the fund, or the fund might not perform as well as other investments, if:

..  U.S. stock markets decline or perform poorly relative to other types of investments
..  An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
..  The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
..  Value and/or growth stocks fall out of favor with investors
..  Large-cap stocks fall out of favor with investors
.. Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Performance benchmark
The fund will continue to compare its performance to the Russell 1000 Index.

More on the fund's investments
Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

.. To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
..  As a substitute for buying or selling securities
..  As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Additional considerations of investing in the funds
Upon consultation with a fund's segment managers, the coordinating managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the funds may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager for a fund buys a security when another segment manager for the same fund is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single portfolio manager and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Portfolio Managers

Coordinating portfolio managers
Roger Paradiso, investment officer of the Manager and managing director of Citigroup Global Markets Inc. ("CGM"), is the coordinating portfolio manager of the funds. Kirstin Mobyed, investment officer of the Manager and vice president of CGM, is the co-coordinating portfolio manager of the funds.

Mr. Paradiso has been with CGM or its predecessor firms since 1988. He became a portfolio manager of Smith Barney Asset Management Large Capitalization Growth portfolios in 1995 and of Small/Mid Capitalization

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


portfolios in 1996. This led to the development of Multiple Discipline Account
(MDA) portfolios, which offer diversification to high net worth investors, in 1997.

Ms. Mobyed has been with CGM or its predecessor firms since 1992. She served as an analyst from 1994 through 2001 and has served as a private client manager in the Private Portfolio Group since 2001.

Segment managers
Alan J. Blake will continue to manage the Large Cap Growth segment of the Large Cap Growth and Value Fund. He will serve as co-manager of the All Cap Growth segment of the All Cap Growth and Value Fund and as manager of the Large Cap Growth segment of the Global All Cap Growth and Value Fund.

John B. Cunningham, CFA, will continue to manage the Large Cap Value segment of the Large Cap Growth and Value Fund. He will manage the Large Cap Value segment of the Global All Cap Growth and Value Fund.

Richard Freeman will manage the Multi-Cap Growth segment of the Global All Cap Growth and Value Fund and serve as co-manager of the All Cap Growth segment of the All Cap Growth and Value Fund. He currently manages the U.S. Equity segment of the Global Growth Fund.

Jeffrey Russell, CFA, will manage the International-ADR segment of the Global All Cap Growth and Value Fund. He currently manages the International Equity segment of the Global Growth Fund.

John Goode, investment officer of the Manager and managing director of CGM, will serve as co-manager of the All Cap Value segment of the All Cap Growth and Value Fund. Mr. Goode has been a portfolio manager with CGM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney Funds.

Peter J. Hable, investment officer of the Manager and managing director of CGM, will serve as co-manager of the All Cap Value segment of the All Cap Growth and Value Fund. Mr. Hable has been with CGM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney Funds.

FD02835

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